SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) January 13, 2000
                                  ----------------




                           GENERAL MOTORS CORPORATION
                   -----------------------------------------------------
                   (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




100 Renaissance Center, Detroit, Michigan                 48265-1000
-----------------------------------------                 ----------
  (Address of principal executive offices)                (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------























ITEM 5. OTHER EVENTS

     On January 13, 2000, General Motors Corporation's (GM) subisidary, Hughes Electronics Corporation (Hughes), issued a press release which announced that The Boeing Company will acquire the Hughes satellite systems businesses. Hughes' press release is included as Exhibit 99.1. Hughes' third quarter 1999 financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations, which were included as Exhibit 99 to the GM Quarterly Report on Form 10-Q for the quarter ended September 30, 1999, have been restated to reflect the satellite systems businesses as discontinued operations and are included in this Form 8-K as Exhibit 99.3. The satellite systems businesses are not considered discontinued operations for GM's consolidated financial statements as this does not reflect a segment of GM's operations.



            Exhibit 99.1 Hughes' press release dated January 13, 2000

            Exhibit 99.2 GM's Quarterly Report on Form 10-Q for the
                         quarter ended September 30, 1999

            Exhibit 99.3 Hughes' Quarterly Report on Form 10-Q for the
                         quarter ended September 30, 1999




                                   * * * * * *


                                    SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          GENERAL MOTORS CORPORATION
                                          ------------------------------
                                                   (Registrant)


Date      February 18, 2000
          -----------------

                                          By
                                          /s/  Peter R. Bible
                                          ------------------------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)